UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 1, 2014

Ferro Corporation

(Exact name of registrant as specified in its charter)

Ohio	1-584	34-0217820
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6060 Parkland Boulevard, Mayfield Heights, Ohio	44124
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 216-875-5600

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01	Completion of Disposition of Assets.

On July 1, 2014, Ferro Corporation (the “Company”) and its wholly-owned subsidiary, Ferro Spain, S.A. (collectively, the “Sellers”), completed the previously announced sale of the Company’s Specialty Plastics business to A. Schulman, Inc. and its wholly-owned subsidiary, A. Schulman Castellon, S.L.U. (collectively, the “Buyers”). The purchase price was $91 million in cash, and the sale was made pursuant to the Asset Purchase Agreement among the Sellers and Buyers, dated June 3, 2014 (the “Agreement”).

The unaudited pro forma condensed consolidated financial information of the Company giving effect to the sale of the Company’s Specialty Plastics business is attached hereto as Exhibit 99.2.

The foregoing description of the Agreement is qualified in its entirety by reference to the Agreement, which is filed as Exhibit 2.1 hereto and incorporated herein by reference.

Item 7.01	Regulation FD Disclosure.

On July 1, 2014, the Company issued a press release (the “Press Release”) announcing, among other things, the completion of the sale of its Specialty Plastics business and the status of other strategic initiatives. A copy of the Press Release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(b) Pro Forma Financial Information

The following unaudited pro forma financial information is filed as Exhibit 99.2 to this Current Report and is incorporated herein by reference:

•	Unaudited pro forma condensed consolidated balance sheet as of March 31, 2014.

•	Unaudited pro forma condensed consolidated statements of operations for the three months ended March 31, 2014 and the fiscal years ended December 31, 2013, 2012 and 2011.

(d) Exhibits.

Exhibit Number	Description

2.1	Asset Purchase Agreement, dated as of June 3, 2014, by and among Ferro Corporation, Ferro Spain, S.A., A. Schulman, Inc. and A. Schulman Castellon, S.L.U.*

99.1	Press Release

99.2	Unaudited Pro Forma Financial Information of Ferro Corporation

*	Certain exhibits and schedules have been omitted and the Company agrees to furnish a copy of any omitted exhibits to the Securities and Exchange Commission upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Ferro Corporation

By:	/s/ Jeffrey L. Rutherford
Name:	Jeffrey L. Rutherford
Title:	Vice President and Chief Financial Officer

July 2, 2014

Exhibit Index

Exhibit Number	Description

2.1	Asset Purchase Agreement, dated as of June 3, 2014, by and among Ferro Corporation, Ferro Spain, S.A., A. Schulman, Inc. and A. Schulman Castellon, S.L.U.*

99.1	Press Release

99.2	Unaudited Pro Forma Financial Information of Ferro Corporation

*	Certain exhibits and schedules have been omitted and the Company agrees to furnish a copy of any omitted exhibits to the Securities and Exchange Commission upon request.